SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 26, 2004
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                           K-TRON INTERNATIONAL, INC.
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                 (Exact Name of Registrant Specified in Charter)

      New Jersey                     0-9576                   22-1759452
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   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)


                  Routes 55 & 553
                    P.O. Box 888
                  Pitman, New Jersey                             08071-0888
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        (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (856) 589-0500
                                                           --------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Results of Operations and Financial Condition.

     On July 26, 2004, K-Tron International, Inc. issued a press release announcing its second quarter 2004 financial results. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           K-TRON INTERNATIONAL, INC.


                                           By EDWARD B. CLOUES, II
                                              --------------------------------
                                              Edward B. Cloues, II
                                              Chairman of the Board and Chief
                                              Executive Officer



Dated: July 27, 2004




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                                  Exhibit Index
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    Exhibit
    -------

     99.1       Press Release, dated July 26, 2004, issued by K-Tron
                International, Inc.